QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2015

Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	000-53908 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place
Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant's telephone number, including area code        (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        At our annual meeting on March 30, 2015, our members, as set forth in our bylaws, nominated and elected by acclamation the following persons to our board of directors: Ernest A. "Chip" Jakins III as a director for member group 5; Marshall S. Millwood as an at-large director; Jeffrey W. Murphy as a director for member group 4; Sammy G. Simonton as a director for member group 2; and Wm. Ronald Duffey as an outside director. Each director was elected to a term that will expire in March 2018.

        For additional information regarding our board of directors and election procedures, see "DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE" in our annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 26, 2015.

Item 9.01    Financial Statements and Exhibits

(a)
Not applicable.

(b)
Not applicable.

(c)
Not applicable.

(d)
Not applicable.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
Date: April 1, 2015	By:	/s/ MICHAEL L. SMITH Michael L. Smith President and Chief Executive Officer

QuickLinks

  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 9.01 Financial Statements and Exhibits
SIGNATURE